UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
1.414% Notes due 2022	ZBH 22A	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 15, 2019, Zimmer Biomet Holdings, Inc. (the “Company”) completed its previously announced issuance of €500,000,000 aggregate principal amount of its 1.164% Notes due 2027 (the “Notes”).

The Notes were issued pursuant to the Sixth Supplemental Indenture dated as of November 15, 2019 (the “Supplemental Indenture”) to the Company’s Indenture (the “Base Indenture”) dated as of November 17, 2009 between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Pursuant to an Agency Agreement dated as of November 15, 2019 (the “Agency Agreement”) relating to the Notes, the Company has appointed Elavon Financial Services DAC, UK Branch, to act as paying agent for the Notes and U.S. Bank National Association to act as transfer agent and registrar for the Notes. For a description of the material terms of the Supplemental Indenture and the Notes, see the information set forth below under Item 2.03, which is incorporated into this Item 1.01.

The offering of the Notes was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-229882), the prospectus dated February 26, 2019, and the related prospectus supplement dated November 8, 2019.

Copies of the Base Indenture, the Supplemental Indenture and the Agency Agreement are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference. The description of the Agency Agreement set forth above is qualified in its entirety by reference to the full text of the Agency Agreement.

Item 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 is incorporated into this Item 2.03.

The Notes bear interest at a rate of 1.164% per annum, which interest will be payable annually in arrears on November 15 of each year, commencing on November 15, 2020. Interest will be paid to the holders of record of the Notes at the close of business on the November 1 immediately preceding the related interest payment date. The Notes will mature on November 15, 2027.

Principal (including any payments made upon any redemption or repurchase of the Notes), premium, if any, and interest payments in respect of the Notes will be payable in euro, subject to certain exceptions set forth in the Supplemental Indenture. In addition, the Company will, subject to certain exceptions and limitations, pay additional amounts on the Notes as are necessary in order that the net payment of the principal of, and premium, if any, and interest on, the Notes to a holder who is not a United States person, after any required withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges imposed or levied by the United States, any political subdivision thereof or any taxing authority thereof or therein, will not be less than the amount provided in the Notes to be then due and payable.

Prior to September 15, 2027, the Company may redeem the Notes at its option, either in whole at any time or in part from time to time, at a redemption price equal to the greater of:

(1)	100% of the principal amount of the Notes to be redeemed, and

(2)	the sum of the present values of the remaining scheduled payments of principal and interest (excluding any accrued interest) on the Notes to be redeemed that would be due after the related redemption date if such Notes matured on September 15, 2027, discounted to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined in the Supplemental Indenture), plus 25 basis points;

plus accrued and unpaid interest on the Notes being redeemed to, but excluding, the redemption date.

The Company may redeem the Notes, either in whole at any time or in part from time to time, on and after September 15, 2027, at its option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the Notes being redeemed to, but excluding, the redemption date.

The Company also may redeem the Notes, at any time at its option, in whole, but not in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the Notes being redeemed to, but excluding, the redemption date, in the event that certain developments affecting United States taxation would cause the Company to pay additional amounts with respect to the Notes, as described in the Supplemental Indenture.

If a Change of Control Repurchase Event (as defined in the Supplemental Indenture) occurs with respect to the Notes, unless the Company has exercised its right to redeem the Notes pursuant to the Base Indenture as supplemented by the Supplemental Indenture, the Company will make an offer to each holder of the Notes to repurchase all or any part of that holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of repurchase.

The Base Indenture and Supplemental Indenture provide for customary events of default, including, among other things, nonpayment, failure to comply with the other covenants, warranties and agreements in the Base Indenture and Supplemental Indenture for a period of 60 days after notice thereof, and certain events of bankruptcy, insolvency and reorganization.

The description set forth above is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture (including the form of Notes attached thereto), copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.1

Indenture, dated as of November 17, 2009, between Zimmer Holdings, Inc. (now known as Zimmer Biomet Holdings, Inc.) and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed December 13, 2016).

4.2	Sixth Supplemental Indenture, dated as of November 15, 2019, between Zimmer Biomet Holdings, Inc. and Wells Fargo Bank, National Association, as trustee.

4.3

Agency Agreement, dated as of November 15, 2019, by and between Zimmer Biomet Holdings, Inc., as issuer, Elavon Financial Services DAC, UK Branch, as paying agent, U.S. Bank National Association, as transfer agent and registrar, and Wells Fargo Bank, National Association, as trustee.

4.4	Form of 1.164% Notes due 2027 (included in Exhibit 4.2).

5.1	Opinion of Faegre Baker Daniels LLP.

23.1	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2019

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary